TYPE:      EX-99
SEQUENCE:     4
DESCRIPTION:     MONTHLY SERVICER'S CERTIFICATES


                        Monthly Servicer's Certificate

                             West Penn Funding LLC

                 $600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer, and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                         Billing Period: November 1999

1.       Current Monthly Billing Period                       November 1999
         CUSTOMER CLASS 1 of 3: RESIDENTIAL

2.       Rate Schedule #10 kWh Billed                            26,656,035
3.       Rate Schedule #10 Weighted Average                          0.0053
         ITC Charge

         Billed ITC Revenues

4.       Rate Schedule #10 Billed ITC                              $142,138
         Revenues

         ITC Collections

5.       Rate Schedule #10 ITC Collections                          $22,481
6.       Total Residential Net Write-offs                             1.260%
         as % of Billed Revenues RP-68
         CUSTOMER CLASS 2 OF 3: COMMERCIAL

7.       Rate Schedule #20 kWh Billed                            11,694,175
8.       Rate Schedule #20 Weighted Average                          0.0046
         ITC Charge

9.       Rate Schedule #22 kWh Billed                               259,726
10.      Rate Schedule #22 Weighted Average                          0.0052
         ITC Charge

11.      Rate Schedule #23 kWh Billed                                10,775
12.      Rate Schedule #23 Weighted Average                          0.0016
         ITC Charge

13.      Rate Schedule #24 kWh Billed                                    53

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14.      Rate Schedule #24 Weighted Average                          0.0059
         ITC Charge

         Billed ITC Revenues

15.      Rate Schedule #20 Billed ITC                               $54,255
         Revenues
16.      Rate Schedule #22 Billed ITC                                $1,360
         Revenues
17.      Rate Schedule #23 Billed ITC                                   $18
         Revenues
18.      Rate Schedule #24 Billed ITC                                    $0
         Revenues                                                   _______
19.      Total Commercial Billed ITC

         Revenues                                                   $55,633
         ITC Collections

20.      Rate Schedule #20 ITC Collections                           $2,531
21.      Rate Schedule #22 ITC Collections                              $40
22.      Rate Schedule #23 ITC Collections                               $0
23.      Rate Schedule #24 ITC Collections                               $0
24.      Total Commercial ITC Collections                            ______
                                                                     $2,571

25.      Total Commercial Net Write-offs as                          0.160%
         a % of Billed Revenues RP-68
         CUSTOMER CLASS 3 OF 3: INDUSTRIAL

26.      Rate Schedule #30 kWh Billed                            40,826,193
27.      Rate Schedule #30 Weighted Average                          0.0055
         ITC Charge

28.      Rate Schedule #40 kWh Billed                            71,265,789
29.      Rate Schedule #40 Weighted Average                          0.0042
         ITC Charge

30.      Rate Schedule #41 kWh Billed                             1,965,000
31.      Rate Schedule #41 Weighted Average                          0.0040
         ITC Charge

32.      Rate Schedule #44 kWh Billed                             3,008,305

33.      Rate Schedule #44 Weighted Average                          0.0033
         ITC Charge
34.      Rate Schedule #46 kWh Billed                            30,514,513
35.      Rate Schedule #46 Weighted Average                          0.0030
         ITC Charge

36.      Rate Schedule #86 kWh Billed                                   145
37.      Rate Schedule #86 Weighted Average                          0.1097
         ITC Charge

38.      Street Lighting Rate Schedules                           2,308,501
39.      Street Lighting Weighted Average                            0.0030
         ITC Charge

         Billed ITC Revenues

40.      Rate Schedule #30 Billed ITC                              $223,795
         Revenues
41.      Rate Schedule #40 Billed ITC                              $296,456
         Revenues
42.      Rate Schedule #41 Billed ITC                                $7,908
         Revenues
43.      Rate Schedule #44 Billed ITC                                $9,984
         Revenues
44.      Rate Schedule #46 Billed ITC                               $90,193
         Revenues
45.      Rate Schedule #86 Billed ITC                                   $16
         Revenues
46.      Street Lighting Rate Schedules                              $6,870
         Billed ITC Revenues                                       ________
47.      Total Industrial Billed ITC                               $635,202
         Revenues

         ITC Collections

48.      Rate Schedule #30 ITC Collections                           $2,897
49.      Rate Schedule #40 ITC Collections                               $0
50.      Rate Schedule #41 ITC Collections                               $0
51.      Rate Schedule #44 ITC Collections                               $0
52.      Rate Schedule #46 ITC Collections                               $0

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53.      Rate Schedule #86 ITC Collections                               $0
54.      Street Lighting Rate Schedules ITC                             $29
         Collections                                                 ______
55.      Total Industrial ITC Collections                            $2,926
56.      Total Industrial Net Write-offs as                          0.040%
         a % of Billed Revenues RP-68

         AGGREGATE ITC COLLECTIONS

Aggregate ITC Remittances for November                              $27,978
1999 Billing Period
Aggregate ITC Remittances for December
1999 Billing Period
Aggregate ITC Remittances for January
2000 Billing Period
Aggregate ITC Remittances for
February 2000 Billing Period                                       ________
Aggregate ITC Remittances to Date                                   $27,978

                        Monthly Servicer's Certificate

                             West Penn Funding LLC

                 $600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer, and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                         Billing Period: December 1999

1.       Current Monthly Billing Period                       December 1999
         CUSTOMER CLASS 1 of 3: RESIDENTIAL

2.       Rate Schedule #10 kWh Billed                           417,169,970
3.       Rate Schedule #10 Weighted Average                          0.0055
         ITC Charge

         Billed ITC Revenues

4.       Rate Schedule #10 Billed ITC                            $2,298,492
         Revenues

         ITC Collections

5.       Rate Schedule #10 ITC Collections                       $1,004,390
6.       Total Residential Net Write-offs                             1.760%
         as % of Billed Revenues RP-68
         CUSTOMER CLASS 2 OF 3: COMMERCIAL

7.       Rate Schedule #20 kWh Billed                           152,114,268
8.       Rate Schedule #20 Weighted Average                          0.0056
         ITC Charge

9.       Rate Schedule #22 kWh Billed                             3,977,941
10.      Rate Schedule #22 Weighted Average                          0.0057
         ITC Charge

11.      Rate Schedule #23 kWh Billed                                24,843
12.      Rate Schedule #23 Weighted Average                          0.0041
         ITC Charge

13.      Rate Schedule #24 kWh Billed                                 2,853

14.      Rate Schedule #24 Weighted Average                          0.0053
         ITC Charge

         Billed ITC Revenues

15.      Rate Schedule #20 Billed ITC                              $845,652
         Revenues
16.      Rate Schedule #22 Billed ITC                               $22,635
         Revenues
17.      Rate Schedule #23 Billed ITC                                  $102
         Revenues
18.      Rate Schedule #24 Billed ITC                                   $15
         Revenues                                                  ________
19.      Total Commercial Billed ITC                               $868,403
         Revenues

         ITC Collections

20.      Rate Schedule #20 ITC Collections                         $388,206
21.      Rate Schedule #22 ITC Collections                           $9,060
22.      Rate Schedule #23 ITC Collections                              $90
23.      Rate Schedule #24 ITC Collections                              $12
                                                                   --------
24.      Total Commercial ITC Collections                          $397,367
25.      Total Commercial Net Write-offs as
         a % of Billed Revenues RP-68                                  0.510%
         CUSTOMER CLASS 3 OF 3: INDUSTRIAL

26.      Rate Schedule #30 kWh Billed                           307,764,376
27.      Rate Schedule #30 Weighted Average                          0.0055
         ITC Charge

28.      Rate Schedule #40 kWh Billed                           250,616,312
29.      Rate Schedule #40 Weighted Average                          0.0041
         ITC Charge

30.      Rate Schedule #41 kWh Billed                              1,260,00
31.      Rate Schedule #41 Weighted Average                          0.0032
         ITC Charge

32.      Rate Schedule #44 kWh Billed                             6,020,465

33.      Rate Schedule #44 Weighted Average                          0.0033
         ITC Charge
34.      Rate Schedule #46 kWh Billed                           166,230,798
35.      Rate Schedule #46 Weighted Average                          0.0041
         ITC Charge

36.      Rate Schedule #86 kWh Billed                                     0
37.      Rate Schedule #86 Weighted Average                          0.0000
         ITC Charge

38.      Street Lighting Rate Schedules                           6,236,826
39.      Street Lighting Weighted Average                            0.0030
         ITC Charge

         Billed ITC Revenues

40.      Rate Schedule #30 Billed ITC                            $1,679,306
         Revenues
41.      Rate Schedule #40 Billed ITC                            $1,039,180
         Revenues
42.      Rate Schedule #41 Billed ITC                                $4,024
         Revenues
43.      Rate Schedule #44 Billed ITC                               $19,946
         Revenues
44.      Rate Schedule #46 Billed ITC                              $677,409
         Revenues
45.      Rate Schedule #86 Billed ITC                                   $62
         Revenues
46.      Street Lighting Rate Schedules                             $18,572
         Billed ITC Revenues                                     __________
47.      Total Industrial Billed ITC

         Revenues                                                $3,438,499
         ITC Collections

48.      Rate Schedule #30 ITC Collections                         $624,366
49.      Rate Schedule #40 ITC Collections                         $388,652
50.      Rate Schedule #41 ITC Collections                           $7,911
51.      Rate Schedule #44 ITC Collections                           $9,988
52.      Rate Schedule #46 ITC Collections                          $90,229

53.      Rate Schedule #86 ITC Collections                              $16
54.      Street Lighting Rate Schedules ITC                          $7,528
         Collections                                             __________
55.      Total Industrial ITC Collections                        $1,128,689
56.      Total Industrial Net Write-offs as                           0.010%
         a % of Billed Revenues RP-68

         AGGREGATE ITC COLLECTIONS

Aggregate ITC Remittances for November                              $27,978
1999 Billing Period
Aggregate ITC Remittances for December                           $2,530,446
1999 Billing Period
Aggregate ITC Remittances for January
2000 Billing Period
Aggregate ITC Remittances for
February 2000 Billing Period                                    ___________
Aggregate ITC Remittances to Date                                $2,558,424

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